F IRST QUARTER 2026 Investor Presentation

Safe Harbor Statement and Disclaimer Forward-Looking Statements In this presentation, “we,” “our,” “us,” “Five Star,” or “the Company” refers to Five Star Bancorp, a California corporation, and our consolidated subsidiaries, including Five Star Bank, a California state- chartered bank, unless the context indicates that we refer only to the parent company, Five Star Bancorp. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections, and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results, and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. The Company cautions that the forward-looking statements are based largely on the Company’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties, which change over time, and other factors which could cause actual results to differ materially from those currently anticipated. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. If one or more of the factors affecting the Company’s forward-looking information and statements proves incorrect, then the Company’s actual results, performance, or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this presentation. Therefore, the Company cautions you not to place undue reliance on the Company’s forward-looking information and statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, under the section entitled “Risk Factors,” and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company disclaims any duty to revise or update the forward-looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward-looking statements, except as specifically required by law. Industry Information This presentation includes statistical and other industry and market data that we obtained from government reports and other third-party sources. Our internal data, estimates, and forecasts are based on information obtained from government reports, trade, and business organizations and other contacts in the markets in which we operate and our management’s understanding of industry conditions. Although we believe that this information (including the industry publications and third-party research, surveys, and studies) is accurate and reliable, we have not independently verified such information. In addition, estimates, forecasts, and assumptions are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. Finally, forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. Unaudited Financial Data Numbers contained in this presentation for the quarter ended March 31, 2026 and for other quarterly periods are unaudited. Additionally, numbers contained in this presentation for the full fiscal year ended December 31, 2025 are unaudited. As a result, subsequent information may cause a change in certain accounting estimates and other financial information, including the Company’s allowance for credit losses, fair values, and income taxes. Non-GAAP Financial Measures The Company uses financial information in its analysis of the Company’s performance that is not in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Company believes that these non-GAAP financial measures provide useful information to management and investors that is supplementary to the Company’s financial condition, results of operations, and cash flows computed in accordance with GAAP. However, the Company acknowledges that its non-GAAP financial measures have a number of limitations. See the appendix to this presentation for a reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures. First Quarter 2026 Investor Presentation | 2

Agenda First Quarter 2026 Investor Presentation | 3 •Company Overview •Financial Highlights •Loans and Credit Quality •Deposit and Capital Overview

Company Overview First Quarter 2026 Investor Presentation | 4

Company Overview Nasdaq: Headquarters: Asset Size: Loans HFI: Deposits: Bank Branches: First Quarter 2026 Investor Presentation | 5 FSBC Rancho Cordova, CA $5.0 billion $4.2 billion $4.5 billion 9 Note: Balances are as of March 31, 2026. Five Star is a community business bank that was founded to serve the commercial real estate industry. Today, the markets we serve have expanded to meet customer demand and now include manufactured housing and storage, faith- based, government, nonprofits, and more.

Executive Team First Quarter 2026 Investor Presentation | 6 James Beckwith President and Chief Executive Officer Five Star since 2003 John Dalton Senior Vice President and Chief Credit Officer Five Star since 2011 Mike Lee Senior Vice President and Chief Regulatory Officer Five Star since 2005 Michael Rizzo Executive Vice President and Chief Banking Officer Five Star since 2005 Brett Wait Senior Vice President and Chief Information Officer Five Star since 2011 Lydia Ramirez Executive Vice President and Chief Operating Officer Five Star since 2017 Heather Luck Executive Vice President and Chief Financial Officer Five Star since 2018 Shelley Wetton Senior Vice President and Chief Marketing Officer Five Star since 2015 DJ Kurtze Executive Vice President and San Francisco Bay Area President Five Star since 2023

# Recent Awards and Rankings

## FIVE STAR BANK AWARDS AND RANKINGS

S&P Global Market Intelligence

**2025 | TOP 3 BEST-PERFORMING COMMUNITY BANKS IN THE NATION**

(Banks with $3B - $10B in Assets)

---

**2024 | RAYMOND JAMES COMMUNITY BANKERS CUP**

(Ranked in Top 10% of Community Banks in the Nation)

---

Bank Director Magazine (RankingBanking)

**RANKED 4TH ON THE LIST OF THE BEST U.S. BANKS**

(Banks with Assets Less Than $5B)

---

Bank Director Magazine (RankingBanking)

**RANKED 13TH ON THE LIST OF TOP 25 U.S. BANKS**

---

Piper Sandler's

**2025 SM-ALL STARS**

## BANK EXECUTIVE AND EMPLOYEE AWARDS

**SACRAMENTO BUSINESS JOURNAL**

40 Under 40
Power 100 List
C-Suite Award
Champions for DE&I
Women Who Mean Business
Fastest Growing Banks by Deposits

---

**SAN FRANCISCO BUSINESS TIMES**

40 Under 40
Newsmaker 100 List

---

**SACRAMENTO METRO CHAMBER OF COMMERCE**

Sacramentan of the Year Award

---

**HISPANIC CHAMBER OF COMMERCE**

Champion Latina Estrella Award

---

**COMMERCIAL REAL ESTATE WOMEN SACRAMENTO**

Women of Impact Award

---

**SACRAMENTO STATE ALUMNI ASSOCIATION**

Distinguished Alumni Award

FIVE STAR BANCORP

First Quarter 2026 Investor Presentation | 7

Financial Highlights First Quarter 2026 Investor Presentation | 8

Financial Highlights - March 31, 2026 First Quarter 2026 Investor Presentation | 9 Growth • Continued balance sheet growth with increases in loans held for investment of $138.5 million and non-wholesale(1) deposits of $350.2 million since December 31, 2025. Funding • Non-interest-bearing deposits comprised 27.58% of total deposits, as compared to 25.82% of total deposits as of December 31, 2025. • Deposits comprised 97.73% of total liabilities, as compared to 97.49% of total liabilities as of December 31, 2025. Liquidity • Insured and collateralized deposits were approximately $2.9 billion, representing 65.55% of total deposits, compared to 66.20% as of December 31, 2025. • Cash and cash equivalents were $644.4 million, representing 14.42% of total deposits, compared to 12.06% as of December 31, 2025. Capital • All capital ratios were above well-capitalized regulatory thresholds. • On January 15, 2026 and April 16, 2026, the Company declared cash dividends of $0.25 per share for the three months ended December 31, 2025 and March 31, 2026, respectively. 1. The Company defines wholesale deposits as brokered deposits and California Time Deposit Program deposits.

Financial Highlights First Quarter 2026 Investor Presentation | 10 (dollars in thousands, except per share data) For the three months ended 3/31/2026 12/31/2025 3/31/2025 Profitability Net income $ 18,621 $ 17,643 $ 13,111 Return on average assets ("ROAA") 1.55% 1.50% 1.30 % Return on average equity ("ROAE") 16.73% 15.97% 13.28 % Earnings per share (basic and diluted) $ 0.87 $ 0.83 $ 0.62 Net Interest Margin Net interest margin 3.70% 3.66% 3.45 % Average loan yield 6.07% 6.09% 6.02 % Average cost of interest-bearing deposits 2.88% 3.01% 3.33 % Average cost of total deposits 2.13% 2.23% 2.48 % Total cost of funds(1) 2.20% 2.30% 2.56% 3/31/2026 12/31/2025 Deposits and Securities Non-interest-bearing deposits $ 1,232,696 $ 1,084,537 Interest-bearing deposits 3,236,657 3,116,547 Total deposits 4,469,353 4,201,084 Total securities 93,850 96,889 Total securities to interest-earning assets 1.91% 2.09 % Asset Quality Nonperforming loans to loans held for investment 0.07% 0.08 % Allowance for credit losses to loans held for investment 1.10% 1.09 % Note: Yields are based on average balance and annualized quarterly interest income. Costs are based on average balance and annualized quarterly interest expense. 1. Total cost of funds reflects the average cost of all funding sources, including both interest-bearing and non-interest- bearing deposits and borrowings.

$840 $973 $1,272 $1,480 $1,954 $2,557 $3,227 $3,593 $4,053 $4,755 $5,032 $1,806 $2,535 $148 $22 Total Assets Excluding PPP Loans PPP Loans 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 2026 Consistent and Organic Asset Growth First Quarter 2026 Investor Presentation | 11 Note: Dollars are in millions. Balances are end of period. References to PPP are the Paycheck Protection Program. 1. CAGR is based upon balances as of March 31, 2026. 2. A reconciliation of this non-GAAP measure is set forth in the appendix. (2) CAGR (1) 5 years 10 years Total Assets 17.27% 21.35%

Earnings Track Record First Quarter 2026 Investor Presentation | 12 Ea rn in gs (i n M ill io ns ) Q uarterly Earnings per Share $20.3M $22.6M $24.7M $25.8M $27.7M $18.4M $20.1M $22.2M $23.0M $25.0M $0.62 $0.68 $0.77 $0.83 $0.87 Pre-tax, pre-provision income Pre-tax income Quarterly EPS (basic and diluted) Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 $0.0M $5.0M $10.0M $15.0M $20.0M $25.0M $30.0M $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 1. A reconciliation of this non-GAAP measure is set forth in the appendix. (1)

Operating Metrics First Quarter 2026 Investor Presentation | 13 Efficiency RatioNet Interest Margin 3.42% 3.32% 3.55% 3.70% 2023 2024 2025 2026 YTD 40.35% 43.19% 41.03% 38.57% 2023 2024 2025 2026 YTD Note: All 2026 figures are through March 31, 2026.

Non-interest Income and Expense Comparison First Quarter 2026 Investor Presentation | 14 (dollars in thousands) For the three months ended 3/31/2026 12/31/2025 3/31/2025 Non-interest Income Service charges on deposit accounts $ 135 $ 159 $ 215 Gain on sale of loans — — 125 Loan-related fees 1,265 557 448 FHLB stock dividends 762 332 331 Earnings on bank-owned life insurance 225 234 161 Other income (744) 118 79 Total non-interest income $ 1,643 $ 1,400 $ 1,359 Non-interest Expense Salaries and employee benefits $ 11,430 $ 10,125 $ 9,134 Occupancy and equipment 829 788 637 Data processing and software 1,551 1,597 1,457 Federal Deposit Insurance Corporation insurance 545 525 455 Professional services 926 960 913 Advertising and promotional 744 988 522 Loan-related expenses 247 364 319 Other operating expenses 1,122 2,310 1,608 Total non-interest expense $ 17,394 $ 17,657 $ 15,045

Shareholder Returns First Quarter 2026 Investor Presentation | 15 ROAA ROAE Value per Share (book and tangible book(2)) Note: All 2026 figures are through March 31, 2026. 1. Cash dividend payout ratio on common stock is calculated as dividends on common shares divided by basic earnings per common share. 2. A reconciliation of this non-GAAP measure is set forth in the appendix. 1.44% 1.23% 1.41% 1.55% 2023 2024 2025 2026 YTD 17.85% 12.72% 14.74% 16.73% 2023 2024 2025 2026 YTD $16.56 $18.60 $20.87 $21.45 2023 2024 2025 2026 YTD Cash Dividend Payout Ratio on Common Stock(1) 26.98% 35.45% 27.59% 28.74% 2023 2024 2025 2026 YTD

Loans and Credit Quality First Quarter 2026 Investor Presentation | 16

To ta l L oa ns H el d fo r In ve st m en t ( M ill io ns ) $1,912 $2,791 $3,082 $3,533 $4,075 $4,213 $22 4.82% 4.75% 5.52% 5.89% 6.08% 6.07% 4.70% 4.73% Non-PPP Loans PPP Loans Average Loan Yield Average Loan Yield Excluding PPP Loans 2021 2022 2023 2024 2025 Q1 2026 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 Consistent Loan Growth First Quarter 2026 Investor Presentation | 17 Note: Loan balances are end of period loans held for investment. Yields are based on average balance and annualized quarterly interest income. 1. CAGR is based upon balances as of March 31, 2026. 2. A reconciliation of this non-GAAP measure is set forth in the appendix. (2) CAGR (1) 5 years Total Loans 20.10%

Commercial real estate, 81.17% Commercial construction, 2.57% Residential, 1.02% Farmland, 1.45% Commercial secured, 5.77% Commercial unsecured, 1.00% Consumer and other, 6.54% Other, 0.48% Loan Portfolio Composition First Quarter 2026 Investor Presentation | 18 Types of collateral securing commercial real estate ("CRE") loans Loan Balance ($000s) # of Loans % of CRE Manufactured home community $ 1,038,707 475 30.35 % RV Park 436,123 136 12.75 % Retail 341,234 101 9.97 % Multifamily 298,191 127 8.71 % Industrial 236,630 146 6.92 % Office 209,162 106 6.11 % Faith-based 196,811 112 5.75 % Mini storage 190,955 53 5.58 % All other types (2) 474,089 187 13.86 % Total $ 3,421,902 1,443 100.00 % Note: Balances are net book value as of March 31, 2026, before allowance for credit losses and deferred loan fees, and exclude loans held for sale. 1. Types of loans in "Other" are those that individually make up less than 1% of the total loan portfolio. 2. Types of collateral in “all other types” are those that individually make up less than 5% CRE concentration. (1)

$1,039M $436M $341M $298M $237M $209M $197M $191M $474M $1,841M $789M $721M $683M $550M $473M $529M $390M $992M 60.21% 58.97% 53.74% 53.25% 51.31% 53.69% 46.51% 55.72% 54.81% Loan Balance Collateral Value Weighted Average LTV Manufactured home community RV Park Retail Multifamily Industrial Office Faith-based Mini storage All other types $0M $250M $500M $750M $1,000M $1,250M $1,500M $1,750M $2,000M $2,250M CRE Collateral Values First Quarter 2026 Investor Presentation | 19 (1) Note: Balances are net book value as of March 31, 2026, before allowance for credit losses and deferred loan fees, and exclude loans held for sale. LTV refers to loan-to-value. 1. Types of collateral in “all other types” are those that individually make up less than 5% CRE concentration. Total CRE Weighted Average LTV 49.12%

# Loan Portfolio Diversification

Our core business centers on commercial lending, with an emphasis on commercial real estate. We provide a comprehensive suite of loan products tailored to the needs of small and medium-sized businesses, professionals, and individuals — including commercial real estate, commercial land and construction, and farmland loans. Additionally, we offer residential real estate, construction, and consumer loans, further supporting a broad range of client needs.

Loans by Type


CML Term Multifamily, 31.5%
CML Term CRE NOO, 35.2%
CML Term CRE OO, 14.0%
Others, 4.4%
CML Term Ag RE, 1.4%
CML Const CRE, 2.6%
CSM Unsecured, 6.4%
CML Secured, 4.5%

Loans by Purpose


CRE Other, 11.3%
CRE RV Park, 10.3%
CRE Retail, 8.1%
CRE Multifamily, 7.1%
Commercial Other, 6.5%
Consumer Unsecured, 6.4%
CRE Manufactured Home, 24.6%
CRE Industrial, 5.6%
Others, 3.3%
CRE Office, 5.0%
Commercial Construction, 2.6%
CRE Faith-based, 4.7%
CRE Mini Storage, 4.5%

Real Estate Loans by Geography


CA, 57.9%
Other, 11.1%
TX, 7.0%
WI, 1.0%
NY, 1.0%
OH, 1.0%
CO, 1.1%
MO, 1.1%
PA, 1.2%
WA, 1.5%
TN, 1.8%
NV, 1.8%
NC, 2.8%
FL, 2.8%
OR, 2.6%
AZ, 2.4%
GA, 1.9%

FIVE STAR BANCORP

Note: Balances are net book value as of March 31, 2026, before allowance for credit losses and deferred loan fees, and exclude loans held for sale.

First Quarter 2026 Investor Presentation | 20

Loan Rollforward First Quarter 2026 Investor Presentation | 21Note: Dollars are in millions. Beginning and ending balances are end of period, before allowance for credit losses, including deferred loan fees, and exclude loans held for sale. $259 $319 $353 $452 $389 $(105) $(119) $(134) $(145) $(183) $(66) $(65) $(89) $(119) $(68) Originations & Advances Paydowns Payoffs Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Beginning Balance $ 3,533 $ 3,622 $ 3,758 $ 3,887 $ 4,075 Ending Balance $ 3,622 $ 3,758 $ 3,887 $ 4,075 $ 4,213 Loans Held for Investment

Loan Yield Composition First Quarter 2026 Investor Presentation | 22 Note: Dollars are in millions. Balances are net book value as of March 31, 2026, before allowance for credit losses and deferred loan fees, and exclude loans held for sale. Weighted average rates are as of March 31, 2026 and based upon outstanding principal. Fixed, 25.1% Adjustable, 68.9% Floating, 6.0% Floating or Adjustable, 74.9% $254M $648M $656M $363M $457M $624M $158M 7.54% 5.42% 5.05% 6.64% 6.83% 6.56% 6.35% Floating Rate Loans Adjustable Rate Loans Weighted Average Rate Monthly (Floating) Rest of 2026 2027 2028 2029 2030 After 2030 $3 billion, or 68.9%, of total loans held for investment as of March 31, 2026 are adjustable rate loans. $648 million in adjustable rate loans, with a weighted average rate of 5.42%, are scheduled to reprice in 2026.

# Asset Quality

Our primary objective is to maintain a high level of asset quality in our loan portfolio. Therefore, we:

- Place emphasis on our commercial portfolio, where we reevaluate risk assessments as a result of reviewing commercial property operating statements and borrower financials
- Monitor payment performance, delinquencies, tax compliance, and property insurance compliance of our borrowers
- Design our practices to facilitate the early detection and remediation of problems within our loan portfolio
- Employ the use of an outside, independent consulting firm to evaluate our underwriting and risk assessment process

Nonperforming Loan Trend



$0.6M
0.03%
$0.4M
0.01%
$2.0M
0.06%
$1.8M
0.05%
$3.1M
0.08%
$2.8M
0.07%
2021
2022
2023
2024
2025
Q1 2026
Nonperforming Loans
Nonperforming Loans to Loans HFI

Allowance for Credit Losses and Annualized Net Charge-off Trend



1.20%
1.02%
1.12%
1.07%
1.09%
1.10%
0.04%
0.07%
0.11%
0.12%
0.08%
0.05%
2021
2022
2023
2024
2025
Q1 2026
Allowance for Credit Losses to Loans HFI
Net Charge-offs to Average Loans HFI

Note: References to loans HFI are loans held for investment, which are the equivalent of total loans outstanding at each period end. References to average loans HFI are average loans held for investment during the period. References to annualized net charge-offs are annualized quarterly net charge-offs for periods less than one year, and annual net charge-offs otherwise.

FIVE STAR BANCORP First Quarter 2026 Investor Presentation | 23

Allocation of Allowance for Credit Losses First Quarter 2026 Investor Presentation | 24 (dollars in thousands) December 31, 2025 March 31, 2026 Allowance for Credit Losses Amount % of Total % of Loans to Total Loans Amount % of Total % of Loans to Total Loans Real estate: Commercial $ 25,219 56.77% 81.08% $ 26,919 57.96% 81.17 % Commercial land & development 56 0.13% 0.03% 93 0.20% 0.06 % Commercial construction 4,050 9.12% 2.37% 3,982 8.57% 2.57 % Residential construction 213 0.48% 0.21% 492 1.06% 0.42 % Residential 362 0.82% 0.92% 421 0.91% 1.02 % Farmland 467 1.05% 1.46% 495 1.07% 1.45 % Total real estate loans 30,367 68.37% 86.07% 32,402 69.77% 86.69 % Commercial: Secured 11,204 25.23% 6.17% 11,191 24.10% 5.77 % Unsecured 482 1.09% 0.99% 487 1.05% 1.00 % Total commercial loans 11,686 26.32% 7.16% 11,678 25.15% 6.77 % Consumer & other 2,356 5.31% 6.77% 2,359 5.08% 6.54 % Total allowance for credit losses $ 44,409 100.00% 100.00% $ 46,439 100.00% 100.00%

Risk Grade Migration First Quarter 2026 Investor Presentation | 25 Classified Loans (Loans Rated Substandard or Doubtful) (dollars in thousands) 2024 2025 Q1 2026 Real estate: Commercial $ 2,587 $ 21,372 $ 21,653 Commercial land and development — — — Commercial construction — — — Residential construction — — — Residential — — — Farmland — — — Commercial: Secured 48 953 1,713 Unsecured — — — Consumer and other 9 6 5 Total $ 2,644 $ 22,331 $ 23,371 % of Loan Portfolio Outstanding by Risk Grade: Pass 96.44% 96.95% 96.05 % Watch 3.49% 2.50% 3.40 % Substandard 0.07% 0.55% 0.55 % Note: Loan portfolio outstanding is total balance of loans outstanding at period end, before deferred loan fees and allowance for loan losses, and excluding loans held for sale.

Deposit and Capital Overview First Quarter 2026 Investor Presentation | 26

$2.3B $2.8B $3.0B $3.6B $4.2B $4.5B $1,001M $1,228M $1,409M $1,650M $2,218M $2,433M $902M $971M $831M $923M $1,085M $1,233M $279M $240M $320M $315M $344M $349M $104M $343M $467M $670M $555M $454M 8,162 9,832 11,855 13,500 15,494 15,808 Money Market & Savings Non-Interest-Bearing Interest-Bearing Transaction Time Deposits Total Number of Accounts 2021 2022 2023 2024 2025 Q1 2026 Strong Deposit Growth First Quarter 2026 Investor Presentation | 27 Note: Balances are end of period. Cost of total deposits is based on total average balance of interest-bearing and non-interest-bearing deposits and annualized quarterly deposit interest expense. 1. CAGR is based upon balances as of March 31, 2026. 2. As of quarter- or year-end, as applicable Cost of Total Deposits 0.11% 0.43% 1.97% 2.56% 2.40% 2.13% CAGR (1) 5 years Total Deposits 17.09% (2)

Diversified Funding First Quarter 2026 Investor Presentation | 28 Total Deposits(1) = $4.5 billion 97.7% of Total Liabilities Liability Mix(1) 1. Balances are as of March 31, 2026. 2. Loan balance in loan to deposit ratio is total loans held for investment and sale at period end. Loan(2) to Deposit Ratio Non-Interest-Bearing Deposits to Total Deposits 85.1% 100.7% 102.2% 99.4% 97.0% 94.3% 2021 2022 2023 2024 2025 Q1 2026 39.5% 34.9% 27.5% 25.9% 25.8% 27.6% 2021 2022 2023 2024 2025 Q1 2026 Money Market, 50.1% Non-Interest- Bearing, 27.0% Time Deposits, 9.9% Interest-Bearing Transaction, 7.6% Savings, 3.1% Borrowings & Subordinated Notes, 1.6% Other Liabilities, 0.7%

Government, 26.32% Commercial Real Estate & Construction, 17.24% Other, 12.07% Professional Service Practice, 8.85% Small to Medium Sized Business, 8.61% Non-profit, 8.13% Healthcare & Practice, 6.94% Manufactured Home Community, 6.17% Faith-based, 2.04%Venture Banking, 1.70% Food, Agribusiness, & Diversified Industries, 1.40% RV Park, 0.53% Deposit Composition 7.98 Years Average Age of Relationships > $5 million Note: Balances are as of March 31, 2026 and include time and wholesale deposits. 1. Types of accounts in “Other” are brokered deposits, which comprise 2.08% of total deposits, as well as individuals, trusts, estates, and market verticals that individually make up less than 0.40% of all deposits. 2. Government and Local Agency Depositors includes State of California, which comprises 6.49% of total deposits. $284,000 Average Deposit Account Balance Relationships > $5 million, 60.67% Relationships ≤ $5 million, 39.33% Total Deposits by Relationship Size Local Agency BreakoutTotal Deposits by Market Vertical Local Agency Depositors, 26.33% All Other Depositors, 73.67% First Quarter 2026 Investor Presentation | 29 (2) (1) (2)

Capital Ratios First Quarter 2026 Investor Presentation | 30 Tier 1 Leverage Ratio Tier 1 Capital to RWA Total Capital to RWA Common Equity Tier 1 to RWA Note: References to RWA are risk-weighted assets. 9.47% 8.60% 8.73% 10.05% 9.70% 9.56% 2021 2022 2023 2024 2025 Q1 2026 11.44% 8.99% 9.07% 11.02% 10.58% 10.45% 2021 2022 2023 2024 2025 Q1 2026 11.44% 8.99% 9.07% 11.02% 10.58% 10.45% 2021 2022 2023 2024 2025 Q1 2026 13.98% 12.46% 12.30% 13.99% 13.33% 13.17% 2021 2022 2023 2024 2025 Q1 2026

FIVE STAR BANCORP

We strive to become the top business bank in all markets we serve through exceptional service, deep connectivity, and customer empathy. We are dedicated to serving real estate, agricultural, faith-based, and small to medium-sized enterprises. We aim to consistently deliver value that meets or exceeds the expectations of our shareholders, customers, employees, business partners, and community.

“ Five Star Bank customer, Cristo Rey High School Sacramento, is a Catholic, fully-accredited college preparatory high school. They offer a focused curriculum designed to support students not only in being accepted to college, but in graduating from college. Their goal is to educate the “whole person,” that is the mind, body and spirit of each student. They offer a challenging academic curriculum, as well as opportunities for co-curricular, spiritual and religious formation.

Dave Lucchetti, *Five Star Bancorp Retired Board Chair*
Father Christopher Calderon, *President*
Cristo Rey Students

CRISTO REY HIGH SCHOOL SACRAMENTO

“ Five Star Bank stepped in when Point Reyes Farmstead Cheese Company started having issues with our prior lender. They were flexible and agreed to expand our credit line and work with us on financial covenants that made sense for our business. They made the transition for operating accounts smooth and easy. They were also willing to work with us to refinance and increase our debt. It has been refreshing to have a local bank that listens to our needs and helps us out in a difficult lending environment.”

Diana Giacomini Hagan, *Co-owner & CFO*
Jill Giacomini Basch, *Co-owner & CMO*
Lynn Giacomini Stray, *Co-owner & COO*

POINT REYES FARMSTEAD CHEESE COMPANY

“ Five Star Bank customer, Visit Sacramento, ensures our region is a leading destination for meetings, conventions, travel trade and leisure, which support the vitality of our regional economy by driving almost $200 million in visitor spending annually. Their vision is for every person in the world to say, “I want to visit Sacramento!”

David Eadie, *Chief Sports & Entertainment Officer*
Sonya Bradley, *Chief DEI & Community Relations Officer*
Mariles Krock, *Chief Convention Sales & Services Officer*
Kari Miskit, *Chief Operating Officer & Media Relations*
Mike Testa, *President & CEO*

VISIT SACRAMENTO




POINT REYES
CHEESE THE MOMENT

Appendix: Non-GAAP Reconciliation (Unaudited) The Company uses financial information in its analysis of the Company's performance that is not in conformity with GAAP. The Company believes that these non- GAAP financial measures provide useful information to management and investors that is supplementary to the Company's financial condition, results of operations, and cash flows computed in accordance with GAAP. However, the Company acknowledges that its non-GAAP financial measures have a number of limitations. As such, investors should not view these disclosures as a substitute for results determined in accordance with GAAP. Additionally, these non-GAAP measures are not necessarily comparable to non-GAAP financial measures that other banking companies use. Other banking companies may use names similar to those the Company uses for the non-GAAP financial measures the Company discloses but may calculate them differently. Investors should understand how the Company and other companies each calculate their non-GAAP financial measures when making comparisons. Average loan yield, excluding PPP loans, is defined as the daily average loan yield, excluding PPP loans, and includes both performing and nonperforming loans. The most directly comparable GAAP financial measure is average loan yield. Management believes that average loan yield, excluding PPP loans, is a useful financial measure because it enables management, investors, and others to assess the Company's ability to manage yield on core loans. We had no PPP loans nor interest and fee income on PPP loans for the periods shown in this presentation other than the years ended December 31, 2020, 2021, and 2022. As a result, average loan yield, excluding PPP loans, is the same as daily average loan yield for all periods presented other than the years ended December 31, 2020, 2021, and 2022. Reconciliations for such periods are provided below. Total assets, excluding PPP loans, is defined as total assets less PPP loans. The most directly comparable GAAP financial measure is total assets. Management believes that total assets, excluding PPP loans, is a useful financial measure because it enables management, investors, and others to assess the Company's ability to manage core assets. We had no PPP loans as of the period ends shown in this presentation other than as of December 31, 2020 and 2021. As a result, total assets, excluding PPP loans, is the same as total assets for all periods presented, other than as of December 31, 2020 and 2021. Reconciliations for such periods are provided below. Pre-tax, pre-provision income is defined as pre-tax income plus provision for credit losses. The most directly comparable GAAP financial measure is pre-tax income. Management believes that pre-tax, pre-provision income is a useful financial measure because it enables management, investors, and others to assess the Company's ability to generate operating profit and capital. Tangible book value per share is defined as total shareholders’ equity less goodwill and other intangible assets, divided by the outstanding number of common shares at the end of the period. The most directly comparable GAAP financial measure is book value per share. Management believes that tangible book value per share is a useful financial measure because it enables management, investors, and others to assess the Company's value and use of equity. We had no goodwill or other intangible assets at the end of any period indicated. As a result, tangible book value per share is the same as book value per share at the end of each of the periods indicated. First Quarter 2026 Investor Presentation | 32

# Appendix: Non-GAAP Reconciliation (Unaudited)

| *(dollars in thousands)* | Year ended | | | | Three months ended | | | | |
|---|---|---|---|---|---|---|---|---|---|
| **Average loan yield, excluding PPP loans** | **12/31/21** | **12/31/22** | **12/31/23** | **12/31/24** | **3/31/25** | **6/30/25** | **9/30/25** | **12/31/25** | **3/31/26** |
| Interest and fee income on loans | $ 78,894 | $ 111,795 | $ 162,713 | $ 193,341 | $ 52,931 | $ 56,016 | $ 59,257 | $ 61,010 | $ 62,116 |
| Less: interest and fee income on PPP loans | 7,417 | 635 | — | — | — | — | — | — | — |
| Interest and fee income on loans, excluding PPP loans | 71,477 | 111,160 | 162,713 | 193,341 | 52,931 | 56,016 | 59,257 | 61,010 | 62,116 |
| Annualized interest and fee income on loans, excluding PPP loans (numerator) | 71,477 | 111,160 | 162,713 | 193,341 | 214,665 | 224,680 | 235,096 | 242,051 | 251,915 |
| Average loans held for investment and sale | 1,637,280 | 2,353,148 | 2,947,603 | 3,283,874 | 3,567,992 | 3,691,616 | 3,831,851 | 3,972,184 | 4,150,446 |
| Less: average PPP loans | 116,652 | 2,297 | — | — | — | — | — | — | — |
| Average loans held for investment and sale, excluding PPP loans (denominator) | 1,520,628 | 2,350,851 | 2,947,603 | 3,283,874 | 3,567,992 | 3,691,616 | 3,831,851 | 3,972,184 | 4,150,446 |
| **Average loan yield, excluding PPP loans** | 4.70 % | 4.73 % | 5.52 % | 5.89 % | 6.02 % | 6.09 % | 6.14 % | 6.09 % | 6.07 % |

| *(dollars in millions)* | As of | | | | | | |
|---|---|---|---|---|---|---|---|
| **Total assets, excluding PPP loans** | **12/31/2020** | **12/31/2021** | **12/31/2022** | **12/31/2023** | **12/31/2024** | **12/31/2025** | **3/31/2026** |
| Total assets | $ 1,954 | $ 2,557 | $ 3,227 | $ 3,593 | $ 4,053 | $ 4,755 | $ 5,032 |
| Less: PPP loans | 148 | 22 | — | — | — | — | — |
| **Total assets, excluding PPP loans** | $ 1,806 | $ 2,535 | $ 3,227 | $ 3,593 | $ 4,053 | $ 4,755 | $ 5,032 |

| *(dollars in thousands)* | Three months ended | | | | |
|---|---|---|---|---|---|
| **Pre-tax, pre-provision income** | **3/31/2025** | **6/30/2025** | **9/30/2025** | **12/31/25** | **3/31/2026** |
| Pre-tax income | $ 18,391 | $ 20,099 | $ 22,234 | $ 23,008 | $ 25,031 |
| Add: provision for credit losses | 1,900 | 2,500 | 2,500 | 2,800 | 2,675 |
| **Pre-tax, pre-provision income** | $ 20,291 | $ 22,599 | $ 24,734 | $ 25,808 | $ 27,706 |

FIVE STAR BANCORP

First Quarter 2026 Investor Presentation | 33